EXHIBIT 10.4

Ministry of Energy and Mines, Energy and Minerals Division __ Mineral Titles Branch

RECORD OF 2 POST CLAIM - MINERAL TENURE ACT

(Section 27)

BRITISH COLUMBIA Mining Division Alberni	Tenure No. 399114
Gold Commissioner	Date of Record December 28, 2002

APPLICATION TO RECORD A 2 POST CLAIM

I, Gary Hamish Williams, Name of Locator, Suite 11 - 5 East 10th Avenue, Vancouver, British Columbia V5T 1Y9, Client Number 144948, hereby apply for a record of a 2 Post claim for the location as outlined on the attached copy of mineral titles reference map number(s) M092F04E, in the Alberni Mining Division.

ACCESS

Describe how you gained access to the location; include references to roads, trails, topographic features, permanent landmarks and a description of the initial post location.

Access is gained by following Highway #4 from Ucluelet for 16.6 km until Alaska Pine. Then by Alaska Pine for 2.7 km. Then going Northwest at 300 o for approximately 0.8 km until the initial post.

GPS Co-ordinates taken of posts: Yes [ ] No [x] It yes, complete information chart on reverse side.

I have securely affixed the portion of the metal identification tag embossed "INITIAL POST (No. 1) to the initial post and impressed this information on the tag:	I have securely affixed the Portion of the metal identification tag embossed "FINAL POST" (No. 2) to the final post (or the witness post*) and impressed this information on the tag:

TAG NUMBER 715713 M INITIAL POST (No. 1)	TAG NUMBER 715713 M FINAL POST (No. 2)
CLAIM NAME Ucluelet 4	CLAIM NAME Ucluelet 4
LOCATOR Gary Hamish Williams	LOCATOR Gary Hamish Williams
AGENT FOR Self	AGENT FOR Self
DATE COMMENCED December 28, 2002	DIST. FROM I.P 500 m
TIME COMMENCED 10:30 am	DATE COMPLETED December 28, 2002
DIR. TO F.P. 120 Degrees	TIME COMPLETED 11:55 am
METRES TO RIGHT 500 m
METRES TO LEFT 0 m	* If witness post placed for final post: Bearing and distance from the witness post to the true position of the final post, exactly as written in the witness post:______ degree ______ meters ______.

"Direction" means a bearing measured between 0 degrees and 360 degrees, where 0 degrees is the bearing for true north.

I have complied with all the terms and conditions of the Mineral Tenure Act and Regulation pertaining to the location of 2 post claims and have attached a plan of the location on which the positions of the Initial and Final posts (and witness post if applicable) are indicated. The tag information supplied above is the identical information that I impressed upon the respective tags affixed to the applicable post when I locate this claim and this information is true and correct.

/s/ Gary Hamish Williams

RECEIVED
January 3, 2003

Gold Commissioner's Office
Vancouver, British Columbia
Recording Stamp